THE CUTLER TRUST

CUTLER EQUITY INCOME FUND
CUTLER APPROVED LIST EQUITY FUND
CUTLER GOVERNMENT SECURITIES FUND

Account Information and
Shareholder Servicing:                     Distribution:

Forum Financial Corp.                      Forum Financial Services, Inc.
P.O. Box 446                               Two Portland Square
Portland, Maine 04112                      Portland, Maine 04101
(207) 879-0001                             (800) 237-3113

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STATEMENT OF ADDITIONAL INFORMATION

September 15, 1996

This Statement of Additional Information supplements the Prospectus offering shares of the Cutler Equity Income Fund, the Cutler Approved List Equity Fund and the Cutler Government Securities Fund (each a "Fund" and collectively the "Funds"), three portfolios of The Cutler Trust (the "Trust"), and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address listed above.

TABLE OF CONTENTS

                                                                        Page

1.   Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . 2
2.   Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . 3
3.   Management of the Trust . . . . . . . . . . . . . . . . . . . . . . 4
          Cutler & Company
          Manager and Distributor
          Transfer Agent
          Custodian and Auditor
          Expenses
4.   Determination of Net Asset Value. . . . . . . . . . . . . . . . . . 8
5.   Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . 8
6.   Additional Purchase and Redemption Information. . . . . . . . . . .10
          Exchanges Between Funds
          Additional Redemption Matters
7.   Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
8.   The Trust and its Shareholders. . . . . . . . . . . . . . . . . . .11
9.   Performance Data. . . . . . . . . . . . . . . . . . . . . . . . . .12
          Yield Calculations
          Total Return Calculations
10.  Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .14


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

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1.  INVESTMENT POLICIES

Except for cash balances, the Cutler Equity Income Fund and the Cutler Approved List Equity Fund (the "Equity Funds") invest in securities on the Cutler & Company Approved List (the "Approved List"). Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act. A Fund will bear its pro rata portion of another mutual fund's expenses.

As a fundamental policy of each Fund, no portfolio transactions may be executed with Cutler & Company or any of its affiliates. See "Portfolio Transactions."

THE CUTLER GOVERNMENT SECURITIES FUND

At times, some of the mortgage-related U.S. Government Securities in which the Cutler Government Securities Fund may invest may have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments on these securities, which are made at par, will cause the Fund to suffer a loss equal to the unamortized premium, if any.

Although the rate adjustment feature of adjustable rate mortgage-related securities that the Fund may purchase may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate mortgage-related securities may lag behind changes in prevailing market interest rates. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that are not prepaid will decrease as the coupon rate resets along with the decline in interest rates, in contrast to the income on fixed-rate mortgages which will remain constant.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's adjustable rate mortgage-related investments may lag behind changes in market interest rates. This lag may result in a slightly lower value until the coupons reset to market rates. Some adjustable rate mortgage-related securities may have "caps" that limit the maximum amount by which the interest rate paid by a borrower may change at each reset date or over the life of the loan, and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate securities.

Since the inception of the mortgage-related, pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The Government National Mortgage Association ("GNMA") issues GNMA Certificates that represent an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"), which issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. In addition, the Federal National Mortgage Association ("FNMA") purchases residential mortgages from a list of approved institutions and issues pass-through securities.

In addition, the Fund may invest in Collateralized Mortgage Obligations (CMOs), mortgage-related securities that are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. All monthly principal payments and any prepayments from the collateral pool, however, are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all
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payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2.  INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations. These limitations, along with any investment policies deemed to be fundamental, cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. Each Fund may not:

   (1) With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

   (2) Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

   (3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

   (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

   (5) Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; invest in the securities of foreign issuers or purchase securities through a foreign market; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (6) Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board of Trustees (the "Board") may establish.

   (7) Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

   (a) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

   (b) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those Trustees and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

   (c) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.
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   (d)    Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

* BROOKE R. ASHLAND, age 45, Trustee.

     Ms. Ashland is currently Chief Executive Officer and Manager of Cutler & Company, LLC. Prior thereto she was President, Trustee Investment Services, Inc. (financial services marketing firm) 1990-1994. Ms. Ashland has been associated with Cutler & Company, Inc. since 1977 in various capacities such as Assistant to the Chairman, CFO and Secretary. Her address is 503 Airport Road, Medford, Oregon 97504.

* KENNETH R. CUTLER, age 76, Trustee, Chairman of the Board and Vice President.

     Principal Portfolio Manager of the Equity Funds and Investment Committee Member, Cutler & Company, LLC (registered investment adviser). His address is 503 Airport Road, Medford, Oregon 97504.

* JOHN Y. KEFFER, age 54, Trustee and President.

     President and Director, Forum Financial Services, Inc. (registered broker-dealer), Forum Financial Corp. (registered transfer agent) and Forum Advisors, Inc. (registered investment adviser). Mr. Keffer is also a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

DR. HATTEN S. YODER, JR., age 75, Trustee.

     Director Emeritus, Geophysical Laboratory, Carnegie Institution of Washington and consultant to the Los Alamos National Laboratory. Dr. Yoder has been a director of the Geophysical Laboratory and consultant to the Los Alamos National Laboratory since 1971. His address is 6709 Melody Lane, Bethesda, Maryland 20817.

ROBERT B. WATTS, JR., age 65, Trustee.

     Counsel, Northhaven Associates (private legal practice) since 1990. His address is 2230 Brownsboro Highway Eagle Point, Oregon 97524.

CAROL FISCHER, age 40, Vice President, Assistant Secretary and Assistant Treasurer.

     Chief Operating Officer of Cutler & Company, LLC (registered investment adviser). Prior thereto, Ms. Fischer was associated with Cutler & Company, Inc., in various capacities. Her address is 503 Airport Road, Medford, Oregon 97504.

MAX BERUEFFY, age 44, Vice President and Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since May 1994. Prior to that, Mr. Berueffy was a member of the staff of the U.S. Securities and Exchange Commission. Mr. Berueffy is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, age 35, Assistant Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

TRACI E. BLOCK, age 40, Assistant Secretary.

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Prior thereto, Ms. Block was a legal assistant with the law firm of Pierce, Atwood in Portland, Maine. Ms. Block is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

MICHAEL D. MARTINS, age 30, Treasurer.

     Director of Fund Accounting, Forum Financial Corp. Prior to that, Mr. Martins was a Manager of Deloitte & Touche, LLP. Mr. Martins is also an officer of various registered investment companies for which Forum Financial Corp. serves as fund accountant and/or transfer agent. His address is Two Portland Square, Portland, Maine 04101.

LYNN Y. KELLEY, age 29, Assistant Treasurer.

     Fund Accounting Manager, Forum Financial Corp., with which she has been associated since December 1993. Prior to that, Ms. Kelley was Senior-in-Charge in Fund Accounting with Investors Bank and Trust Company. Her address is Two Portland Square, Portland, Maine 04101.



* John Y. Keffer, Brooke R. Ashland and Kenneth R. Cutler are interested persons of the Trust as that term is defined in the 1940 Act. Kenneth R. Cutler is Brooke R. Ashland's father.

For the fiscal year ended June 30, 1996, the aggregate compensation paid to the Trustees of the Trust by the funds is as follows: Dr. Hatten S. Yoder, Jr., $10,000; Mr. Robert B. Watts, $2,500, Jr. Messrs. Cutler and Keffer received no compensation for their services as Trustee for the past year and no officer of the Trust is compensated by the Trust. Non interested Trustees are reimbursed for travel and related expenses incurred in attending meetings of the Board.

CUTLER & COMPANY

Under an Investment Advisory Agreement with the Trust (the "Agreement"), Cutler & Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

The Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the Agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Cutler & Company on 60 days' written notice, and will automatically terminate in the event of its assignment. The Agreement also provides that, with respect to each Fund, Cutler & Company shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

The following table shows the dollar amount of fees payable under the Investment Advisory Agreements between Cutler & Company and the Trust with respect to each Fund, the amount of fee that was waived by Cutler & Company, if any, and the actual fee received by Cutler & Company. The data are for the past three fiscal years.

                                       Advisory Fee  Advisory Fee  Advisory Fee
                                          Payable       Waived       Retained
                                          -------       ------       --------
CUTLER EQUITY INCOME FUND
     Year Ended June 30, 1996             244,542            0        244,542
     Year Ended June 30, 1995             163,051            0        163,051
     Year Ended June 30, 1994              54,007       30,495         23,512

CUTLER APPROVED LIST EQUITY FUND
     Year Ended June 30, 1996             147,509        4,351        143,158
     Year Ended June 30, 1995              83,557       15,411         68,146
     Year Ended June 30, 1994              38,186       38,186              0

CUTLER GOVERNMENT SECURITIES FUND
     Year Ended June 30, 1996              16,509       16,509              0
     Year Ended June 30, 1995              14,952       14,952              0
     Year Ended June 30, 1994              10,134       10,134              0

MANAGER AND DISTRIBUTOR

Forum Administrative Services, LLC ("Forum") supervises the overall management of the Trust (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. The Management Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

At the request of the Board, Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Forum, Cutler & Company or their affiliates.

The following table shows the dollar amount of fees payable under the Management Agreements between Forum and the Trust with respect to each Fund, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data are for the past three fiscal years.

                                        Management    Management    Management
                                            Fee           Fee           Fee
                                          Payable       Waived       Retained
                                          -------       ------        -------

CUTLER EQUITY INCOME FUND
     Year Ended June 30, 1996              45,027            0         45,027
     Year Ended June 30, 1995              32,610            0         32,610
     Year Ended June 30, 1994              10,802        3,098          7,704

CUTLER APPROVED LIST EQUITY FUND
     Year Ended June 30, 1996              26,997            0         26,997
     Year Ended June 30, 1995              16,711        7,613          9,098
     Year Ended June 30, 1994               7,637        4,794          2,843

CUTLER GOVERNMENT SECURITIES FUND
     Year Ended June 30, 1996               6,604        6,604              0
     Year Ended June 30, 1995               5,981        5,981              0
     Year Ended June 30, 1994               4,054        4,054              0


Forum Financial Services, Inc. ("FFSI") is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate Distribution Agreement. The Distribution Agreement provides for an initial term of twelve months from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for Shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. FFSI receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement.


The Distribution Agreement provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. The Distribution Agreement also provides for certain indemnification of FFSI.


The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFSI on 60 days' written notice, and will automatically terminate in the event of its assignment.

TRANSFER AGENT

Forum Financial Corp. ("FFC") acts as transfer agent, dividend disbursing agent and fund accountant for the Trust pursuant to a Transfer Agency and Fund Accounting Agreement. The Transfer Agency and Fund Accounting Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal for successive one-year periods thereafter. Cutler & Company may act as a sub transfer agent or processing agent. For its services, FFC is paid a transfer agent fee at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Funds. FFC is paid an additional fee for its portfolio accounting services of $36,000 per year for each Fund, subject to adjustments for the number and type of portfolio transactions.

The following table shows the dollar amount of fees payable under the Transfer Agency and Fund Accounting Agreements between Forum and the Trust with respect to each Fund, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data are for the past three fiscal years.

                                         Transfer      Transfer      Transfer
                                           Agent         Agent         Agent
                                            and           and           and
                                        Accounting    Accounting    Accounting
                                            Fee           Fee           Fee
                                          Payable       Waived       Retained
                                          -------       ------       --------

CUTLER EQUITY INCOME FUND
     Year Ended June 30, 1996              54,422            0         54,422
     Year Ended June 30, 1995              50,716            0         50,716
     Year Ended June 30, 1994              49,706       13,754         35,952

CUTLER APPROVED LIST EQUITY FUND
     Year Ended June 30, 1996              63,471       12,000         51,471
     Year Ended June 30, 1995              60,989            0         60,989
     Year Ended June 30, 1994              48,471       15,682         32,789

CUTLER GOVERNMENT SECURITIES FUND
     Year Ended June 30, 1996              51,118        9,334         41,784
     Year Ended June 30, 1995              48,465       12,465         36,000
     Year Ended June 30, 1994              49,294       33,162         16,132

CUSTODIAN AND AUDITOR

Pursuant to a Custodian Agreement with the Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on the Funds' investments.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1438, independent auditors, has been chosen by the Board to act as auditor for the Trust.

EXPENSES

Each Fund's expenses comprise Trust expenses attributable to the Fund that are allocated to the Fund, and those not attributable to a particular Fund that are allocated among all Funds in proportion to their average net assets. Cutler & Company voluntarily agreed to waive its fees or reimburse each Fund to the extent a Fund's total expenses exceed the amounts indicated in the Prospectus until December 31, 1997. This voluntary limit may be discontinued at any time after that date. Any waivers or reimbursements have the effect of increasing the Funds' yield and may not be recouped at a later date. Cutler & Company also has agreed to reimburse the Trust for certain of each Fund's operating expenses (exclusive of interest, taxes, brokerage fees and organization and extraordinary expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Forum believes that currently the most restrictive expense limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made monthly.

Subject to any fee waiver or expense reimbursement arrangements, the Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including Cutler & Company, Forum, FFC, the Trust's custodian and shareholder servicing agents; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not officers of Cutler & Company, Forum or their respective affiliates; costs of other personnel who may be employees of Cutler & Company, Forum or their respective affiliates performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

4.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected as of the next determined net asset value following the receipt of any purchase or redemption order.

In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

5.  PORTFOLIO TRANSACTIONS

The Equity Funds will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and the frequency of transactions are determined by Cutler & Company in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. Purchases and sales of portfolio securities for the Cutler Government Securities Fund usually are principal transactions. These purchases are made directly from the issuer or from a market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from dealers serving as market makers include the spread between the bid and asked prices. No portfolio transactions are executed with Cutler & Company or any of its affiliates.

Any Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the

Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

Consistent with section 28(e) of the Securities and Exchange Act, the exercise of the Adviser's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, the Adviser may allocate brokerage on behalf of the Trust to brokers who provide research services and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account (including another Fund) that is or may in the future become managed by Cutler & Company or its affiliates. When a Fund and other accounts managed by Cutler & Company are contemporaneously engaged in the purchase or sale of the same security, however, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other accounts managed by Cutler & Company occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following table shows the aggregate brokerage commissions with respect to each Fund. The data are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                              Aggregate
                                                             Commissions
                                                                Paid
                                                                ----

CUTLER EQUITY INCOME FUND
     Year Ended June 30, 1996                                   50,146
     Year Ended June 30, 1995                                   42,374
     Year Ended June 30, 1994                                   22,010

CUTLER APPROVED LIST EQUITY FUND
     Year Ended June 30, 1996                                   10,983
     Year Ended June 30, 1995                                   19,824
     Year Ended June 30, 1994                                   15,452

CUTLER GOVERNMENT SECURITIES FUND
     Year Ended June 30, 1996                                        0
     Year Ended June 30, 1995                                        0
     Year Ended June 30, 1994                                        0


6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FFC's offices located at Two Portland Square, Portland, Maine 04101.

EXCHANGES BETWEEN FUNDS

Shareholders of a Fund may exchange their shares for shares of any other Fund or for shares of the Daily Assets Treasury Fund, a money market fund managed by Forum and a separate series of Forum Funds. Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Proceeds of an exchange transaction may be invested only in another Fund account for which the share registration is the same as the account from which the exchange is made. The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Fund or the Trust. However, the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by applicable regulation.

ADDITIONAL REDEMPTION MATTERS

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse each Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, each Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).

7.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Funds. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

In order to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income (which includes dividends, interest and the excess of net short-term capital gain over net long-term capital losses) and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other income; (2) each Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer.

8.  THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire

Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus of another Fund. The Board has considered this factor in approving the use of a single combined Prospectus.

As of August 31, 1996, the officers and directors of the Trust owned as a group less than 1% of the outstanding shares of the Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of the
Fund:


CUTLER EQUITY INCOME FUND

ENTERPRISE TRUST & INVESTMENT CO. TTEE       THE KARL KIRCHGESSNER FOUNDATION
FBO BIG CREEK LUMBER PROFIT SHARING          1278 Glenneyre, Suite 311
3654 Highway 1                               Laguna Beach, CA 92651
Davenport, CA 95014                          8.45%
9.77%

CUTLER APPROVED LIST EQUITY FUND
THE KARL KIRCHGESSNER FOUNDATION             HAROLD E. GRAY - IRA ACCOUNT
1278 Glenneyre, Suite 311                    810 Whitney.
Laguna Beach, CA 92651                       Visalia, CA 93277
35.26%                                       5.17%

CUTLER GOVERNMENT SECURITIES FUND
MICHELETTI, INC.       THE KARL KIRCHGESSNER FOUNDATION   STEEL STRUCTURES, INC.
MPP & P/S PLAN         1278 Glenneyre, Suite 311          MPP & P/S PLAN
P.O. Box 26620         Laguna Beach, CA 92651             P.O. Box 1170
San Jose, CA 95159     12.01%                             Madera, CA 93659
16.17%                                                    10.82%

9.  PERFORMANCE DATA

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising a Fund may compare any of its performance information with data published by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). A Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. A Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For the 30 day period ended June 30, 1996, the annualized yield of the Cutler Government Securities Fund was 6.75%. For the one year period ended June 30, 1996, the average annual total returns of the Cutler Equity Income Fund, Cutler Approved List Equity Fund and Cutler Government Securities Fund were 22.93%, 23.01%, and 2.60%, respectively. Since commencement of operations on December 30, 1992, the average annual total returns of the Cutler Equity Income Fund, Cutler Approved List Equity Fund and Cutler Government Securities Fund were 11.08%, 12.56%, and 4.35%, respectively.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, if any, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Funds are not fixed or guaranteed, and an investment in the Funds is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Funds with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each Fund may advertise its total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Whereas average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:
      n
P(1+T)  = ERV, where:

     P = a hypothetical initial payment of $1,000;
     T = average annual total return;
     n = number of years; and
     ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Period total return is calculated according to the following formula:

PT = (ERV/P-1), where:

    PT = period total return.

The other definitions are the same as in average annual total return above.

10.  FINANCIAL STATEMENTS

The financial statements of the Trust for its fiscal year ended June 30, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, statements of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this Statement of Additional Information, and are incorporated herein by reference.